Exhibit 10.30
DigitalPost Interactive, Inc.

Original Issue Discount Promissory Notes and Common Stock

SECURITIES PURCHASE AGREEMENT

1.           Purchase.  ______[NAME]_______ (the “Purchaser”) hereby agrees to purchase the Original Issue Discount Promissory Note attached hereto as Exhibit A (“Note”), and 350,000 shares of common stock, par value $0.001 per share (“Common Stock”, collectively the “Securities”) of DigitalPost Interactive, Inc., a Nevada corporation (the “Company”), on the terms and subject to the conditions of this Securities Purchase Agreement.

2.           Purchase Price.  The aggregate purchase price for the Securities is _______________dollars ($___,000) dollars.

3.           Representations and Warranties.  The Purchaser represents and warrants to the Company as follows:

3.1           Purchase for Own Account.  The Securities are being purchased for investment for the Purchaser’s account and not with a view to distribution.  No other person has an interest in the Securities.

3.2           Investor Status.  The Purchaser is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act of 1933, as amended.

3.3           Knowledge and Experience.  The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company and is able to bear the economic risks of an investment in the Securities for an indefinite period of time.

3.4           Receipt of Information.  The Purchaser has had an opportunity to ask questions and receive answers concerning the Company and the terms and conditions of an investment in the Company, and has received all information that the Purchaser believes is necessary or desirable in connection with an investment in the Company and has been given access to such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of all information received from the Company.  The Purchaser is solely responsible for his, her, or its own due diligence investigation of the Company and his, her, or its analysis of the merits and risks of an investment in the Company.

3.5           Investment in Not Readily Marketable Shares Not Disproportionate.  The Purchaser’s overall commitment to investments that are not readily marketable is not disproportionate to the Purchaser’s net worth.  The Purchaser’s investment in the Securities will not cause such overall commitment to become excessive.

3.6           Adequate Net Worth.  The Purchaser has adequate net worth and means of providing for the Purchaser’s current needs and personal contingencies to sustain a complete loss of the investment in the Company at the time of investment, and the Purchaser has no need for liquidity in the investment in the Securities.

3.7           No Inconsistent Representations or Warranties.  Officers of the Company have made no representations or warranties that are inconsistent with the statements in this Securities Purchase Agreement.

3.8           State of Domicile.  The Purchaser represents and warrants that the Purchaser is a bona fide resident of, and is domiciled in, the state so designated on the signature page hereto.  If an entity, the Purchaser is organized under and its principal place of business is located in the state or states designated on the signature page hereto.

3.9           Authority to Execute Agreement.  The Purchaser, if acting in a representative capacity for a corporation, partnership, limited liability company, or a trust, or as an agent for any person or entity, has full authority to execute this Securities Purchase Agreement in such capacity and on behalf of such corporation, partnership, limited liability company, trust, person, or entity.

3.10           Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

3.11           Legend.  Purchaser understand that the Common Stock, until such time as the they have been registered under the 1933 Act or otherwise may be sold without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Common Stock may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Common Stock):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act or an applicable exemption therefrom.”

4.           Acknowledgments.  The Purchaser understands and acknowledges that:

4.1           Restricted Securities.  The Securities have not been registered or qualified under any federal or state securities law’s in reliance upon exemptions from the registration requirements of such laws, and the Securities may not be transferred by the Purchaser except in compliance with the registration requirements of such laws or pursuant to available exemptions from registration.  The offer and sale of the Securities have not been approved or disapproved by the United States Securities and Exchange

Commission or any state regulatory authority, and any representation to the contrary is unlawful.  The Company is not obligated to register the Securities.

4.2           Future Offerings.  The Company may, in the future, raise additional amounts through the sale of securities with a price less than, and rights superior to, those offered to the Purchaser.

4.3           Investment Risk.  The Company has a limited operating history and an investment in the Securities is speculative and involves a high degree of risk of loss.

4.4           Brokers Fees.  The Company is obligated to pay to _____ as consideration for services rendered in connection with this transaction.

5.           Confidentiality.

(a)           Covenant.  The Purchaser shall keep confidential and not disclose or deliver to third parties any and all information proprietary to the Company (the “Information”).  At the request of the Company, any person designated by the Purchaser to receive Information shall execute an agreement acknowledging that such person shall be bound by the obligations set forth in this Section.

(b)           Exclusions.  The obligation of confidentiality and restrictions on use imposed by this Section shall not apply to any Information that the Purchaser can demonstrate was:

(i)           in the public domain other than through any disclosure or delivery thereof by the Purchaser; or

(ii)           lawfully received by the Purchaser other than by the breach of an obligation of confidentiality owed to the Company; or

(iii)           disclosed without restriction by, or with the prior written approval of, the Company.

(c)           Required Disclosure.  Notwithstanding anything to the contrary contained in this Section, the Purchaser may disclose or deliver any such Information to the extent the Purchaser shall have been advised by counsel that such disclosure or delivery is necessary for the Purchaser to comply with any law or regulation or to enforce any provision of this Agreement; provided, however, that the Purchaser shall give the Company reasonable advance notice of any such proposed disclosure or delivery, shall use its reasonable best efforts to secure from any person obtaining access to the Information pursuant to this Section an agreement in writing to be bound by the provisions of this Section and shall advise the Company in writing of the manner of such disclosure.

(d)           Injunctive Remedy.  The Purchaser agrees that remedies at law may be inadequate to protect against breach of this Section and hereby agrees to the granting of injunctive relief in favor of the Company without proof of actual damages for any breach of this Section.

6.           Governing Law.  This Securities Purchase Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of California, excluding principles of conflicts of laws.

7.           Miscellaneous.

7.1           Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in writing and signed by the party giving notice and sent to the other party to the attention of such party’s contact person stated herein. A notice will be deemed given to a party when (i) delivered to the appropriate address by personal delivery or recognized overnight delivery service (costs prepaid) or (ii) received or rejected by the addressee, if sent by certified mail, return receipt requested.  Each party may change the place or person to which notice is to be sent by written notice as specified above.

7.2           Amendment; Waiver.  This Securities Purchase Agreement may be amended only by the written consent of the Company and the Purchaser.  No waiver of any provision of this Securities Purchase Agreement shall be effective unless in writing and signed by the waiving party.

[SIGNATURE PAGE FOLLOWS]

 SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

Aggregate Purchase Price:  $___,000

The Purchaser has executed this Securities Purchase Agreement as of the date set forth below.

Date: January __, 2010	[NAME] (Signature) Name: __________________________ Title: __________________________
(Print address)

Date: January __, 2010	DigitalPost Interactive, Inc. (Signature) Name: __________________________ Title: __________________________
DigitalPost Interactive, Inc. 4040 Barranca Parkway, Suite 220 Irvine, CA 92604

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE ISSUE PRICE OF THIS NOTE IS $__,000.

THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS $___.

DIGITALPOST INTERACTIVE, INC.

Original Issue Discount Promissory Note

$__,000	________ 2010

FOR VALUE RECEIVED, the undersigned DigitalPost Interactive, Inc. , a Nevada corporation (referred to herein as " Borrower " or the " Company "), promises to pay to the order of ____________,its successors or assigns (the " Lender "), the principal sum of ________________Dollars ($______) (the " Face Amount ") on________, 2010 (the " Maturity Date "), together with interest on the Face Amount of this Original Issue Discount Promissory Note (“Note”) at a rate equal to eight percent (8%) per annum calculated on the basis of a 365 day year (the " Interest Rate ").  Interest to accrue hereunder shall be paid at the Maturity Date (assuming no Event of Default hereunder).  Notwithstanding any other provision hereof, interest paid or becoming due hereunder and any other payments hereunder which may constitute interest shall in no event exceed the maximum rate permitted by applicable law.  Any amounts due hereunder is payable in lawful money of the United States of America to the Lender at the address set forth below.  This Note is being issued pursuant to the Securities Purchase Agreement entered into between the Company and Lender on ________, 2010.

Section 1.   Repayment; Voluntary Prepayment.

(a)           At any time while this Note is outstanding, if the Company raises investment financing of any denomination the Company shall pay the Face Amount, and any accrued interest, of this Note with such funds.

(b)           At any time while this Note shall be outstanding, the Company shall not pay any other promissory notes it holds prior to full payment of the Face Amount, and any accrued interest, of this Note.

(c)           At any time while this Note shall be outstanding, the Company may deliver a written notice of prepayment to the Lender of its intention to prepay the face amount of this Note in full, or in part, fifteen (15) days prior thereto and shall then so prepay such portion of the Note as indicated in the notice together with all accrued but unpaid interest outstanding thereon.

Section 2.   Transferability.  This Note and any of the rights granted hereunder are freely transferable by the Lender, in its sole discretion, subject to federal and state securities law restrictions, if any.

Section 3.   Event of Default.

(a)           An " Event of Default ", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           Any default in the payment of the principal of, interest on or other charges in respect of this Note or any other Note as and when the same shall become due and payable (whether the Maturity Date or by acceleration or otherwise);

(ii)           The Borrower shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Note;

(iii)           The Borrower shall commence, or there shall be commenced against the Borrower or any subsidiary, a proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or there is commenced against the Borrower any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors;

(b)           Following an Event of Default, the Interest Rate shall increase to 12% per annum immediately following such Event of Default; provided , that the Interest Rate shall thereafter revert back to the prior Interest Rate upon all Events of Default being cured.   Upon the occurrence of an Event of Default hereunder, the entire Face Amount of this Note together with any accrued but unpaid interest shall automatically become due and payable.  The failure of the Lender to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance with respect to the Lender or any subsequent holder.  The Lender need not provide and the Borrower hereby waives any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

Section 4.   Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in writing and signed by the party giving notice and sent to the other party to the attention of such party’s contact person stated herein. A notice will be deemed given to a party when (i) delivered to the appropriate address by personal delivery or recognized overnight delivery service (costs prepaid) or (ii) received or rejected by the addressee, if sent by certified mail, return receipt requested.  Each party may change the place or person to which notice is to be sent by written notice as specified above.

            Section 5.    Governing Law; Venue.  This Note and the provisions hereof are to be construed according to and are governed by the laws of the State of California, without regard to principles of conflicts of laws thereof.  Borrower agrees that the California State Superior Court located in the County of Orange, State of California shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Note or otherwise relating to the parties relationship.

Section 6.   Successors and Assigns.  Subject to applicable securities laws, this Note and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Lender and be freely transferable and assignable by Lender without the consent of the Company.

Section 7.   Amendment.  This Note may be modified or amended or the provisions hereof waived only with the written consent of the Lender and the Company.

Section 8.   Severability.  Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Borrower has caused this Original Issue Discount Promissory Note to be duly executed by a duly authorized officer as of the date first above indicated.

DIGITALPOST INTERACTIVE, INC.

Signature:	By:
Print Name:		Name: Michael Sawtell
Title:		Title: CEO
Tax ID #: